                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated March 20, 2000 in Amendment No. 3 to the Registration Statement (Form S-1, No. 333-34340) and related Prospectus of Cepheid for the registration of 5,750,000 shares of its common stock.

                                                           /s/ ERNST & YOUNG LLP



Palo Alto, California
June 7, 2000